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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2002

                           TLC LASER EYE CENTERS INC.
             (Exact name of registrant as specified in its charter)

       Ontario                   0-29302                 980151150

   (State or other          (Commission File          (I.R.S. Employer
   jurisdiction of               Number)           Identification Number)
    organization)


          5280 Solar Drive, Suite 300
             Mississauga, Ontario                    L4W 5M8
   (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (905) 602-2020

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Item 5. Other Events.

      On April 18, 2002, TLC Laser Eye Centers Inc. ("TLC") and Laser Vision Centers, Inc. ("LaserVision") announced that shareholders of each company approved the planned merger of TLC and LaserVision, as well as related matters. The companies also announced that due to the continuing strike by Ontario public service employees they do not expect the merger to close by April 30, 2002, as previously indicated. The companies have agreed not to exercise their respective rights to terminate the merger if not completed by March 31, 2002, provided that it is completed by May 10, 2002.

      The joint press release of TLC and LaserVision, issued April 18, 2002, announcing shareholder approval and the extension of the deadline for closing is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Exhibits

99    Press Release dated April 18, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, TLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2002


                                           TLC LASER EYE CENTERS INC.



                                           By  /s/ Lloyd D. Fiorini
                                               ------------------------------
                                               Lloyd D. Fiorini
                                               General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit No.         Description

99             Press Release dated April 18, 2002.